UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 23, 2009

NORTH SHORE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52875	20-0433980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Great Neck Road, Suite 204 Great Neck, New York	11021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 487-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 23, 2009, the Board of Directors (“Board”) of North Shore Acquisition Corp. (the “Corporation”) approved an amendment to the Corporation’s Bylaws fixing the number of directors that shall constitute the Board at four and requiring approval by the holders of at least 85% of the outstanding shares of common stock of the Corporation in order for stockholders to amend this provision at any time prior to consummation by the Corporation of a business combination (as described more fully in the Corporation’s final prospectus, dated November 30, 2007, relating to its initial public offering).  The Corporation’s Bylaws, as amended by the Corporation’s Board of Directors and effective on January 23, 2009, are attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

3.1	Bylaws, as amended, of the Corporation, effective as of January 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2009		NORTH SHORE ACQUISITION CORP.

	By:	/s/ Marc H. Klee
Marc H. Klee
President